UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2006

                      IN VERITAS MEDICAL DIAGNOSTICS, INC.

               (Exact name of registrant as specified in charter)


           Colorado                  000-49972               84-15719760
 ----------------------------    ----------------        ------------------
 (State or other jurisdiction    (Commission  File        (IRS Employer of
      incorporation)                 Number)               Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number, including area code:
                            011-44-1463-667347

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                              (212) 930-9700 (212)
                                 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation

On November 21, 2006, In Veritas Medical Diagnostics, Inc. (the "Company") and Westek Limited entered into an amendment (the "Amendment") to the Loan Agreement dated as of June, 2004 (the "Loan"). Pursuant to the Amendment, the maturity date of the Loan has been extended to March 31, 2008, and interest will accrue at the rate of 10% beginning in October 2007. The Loan has an outstanding principal balance of $1,800,000.

Graham Cooper, the Company's Chairman, President and Chief Executive Officer, is the principal stockholder of Westek Limited.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1     Amendment No. 1 to Loan Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IN VERITAS MEDICAL DIAGNOSTICS, INC.



Date:  November 21, 2006
                                   /s/ Martin Thorp
                                   ----------------
                                   Martin Thorp
                                   Chief Financial Officer